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                                                                   EXHIBIT 10.7

                          COMMON STOCK PURCHASE WARRANT

             400,000 SHARES COMMON STOCK, PAR VALUE $0.001 PER SHARE
                               OF UTI ENERGY CORP.

                              Void After 5:00 P.M.
                     Pacific Daylight Time on April 11, 2004


         THIS CERTIFIES THAT, for value received, Canpartners Incorporated IV, LLC, a California limited liability company, the registered holder of this Common Stock Purchase Warrant (the "Warrant") or permitted assigns (the "Holder"), is entitled to purchase from UTI Energy Corp., a Delaware corporation (the "Company"), at any time until 5:00 P.M. Pacific Daylight Time on April 11, 2004 (the "Expiration Date"), unless this Warrant is earlier called by the Company pursuant to Section 2.3 of the Warrant Agreement hereinafter mentioned, at the Warrant Price of $32.50 per share (the "Warrant Price"), the number of shares of Common Stock of the Company (the "Common Stock") which is equal to the number of shares set forth above. The number of shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

         This Warrant is issued under and in accordance with a Warrant Agreement, dated as of April 11, 1997, between the Company and the Warrant Holders and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warranty by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

         This Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company. Payment of such price shall be payable at the option of the Holder hereof in cash or by certified or official bank check or wire transfer or by delivery to the Company of the Company's 12% Senior Subordinated Notes due 2001, which should be valued for this purpose at the principal amount thereof so delivered plus the accrued interest thereon. Terms relating to exercise of Warrant are set forth more fully in the Warrant Agreement.

         This Warrant may be exercised in whole or in part. Upon partial exercise, a Warrant Certificate for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of this Warrant but the Company shall pay the cash value of any fraction upon the exercise of the Warrant. This Warrant is transferable only in limited circumstances as described in this Warrant Agreement at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.




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    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
    UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS
    MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR
    (B) THE HOLDER OF THE SECURITIES PROPOSED TO BE TRANSFERRED SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM
    THE REGISTRATION REQUIREMENTS OF THE ACT AND THAT THE EXERCISE OF THE WARRANTS AND PURCHASE OF THE WARRANT SHARES WILL BE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH HOLDER(S) SHALL HAVE DELIVERED TO THE COMPANY A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED TRANSFER.

         The Holder hereof may be treated by the Company and all other Persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company. Any notice to the contrary notwithstanding, and until such transfer on which books, the Company may treat the Holder hereof as the owner for all purposes.

         This Warrant does not entitle any Holder hereof to any of the rights of a stockholder of the Company.

                                             UTI ENERGY CORP.


                                             By:   /s/ Vaughn E. Drum
                                                ----------------------------
                                                  Chief Executive Officer

Attest:
       --------------------------
           Secretary

DATED:  As of April 11, 1997




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